NATURE OF THE BUSINESS	6 Months Ended
Jun. 30, 2021
Nature Of Business
NATURE OF THE BUSINESS

NOTE 1 – NATURE OF THE BUSINESS

4D Pharma plc (the “Company”) and its subsidiary undertakings were established with the mission of leveraging the deep and varied interactions between the human body and the gut microbiome – the trillions of bacteria that colonize the human gastrointestinal tract – to develop an entirely novel class of drug: Live Biotherapeutics. The Company is focused on understanding how individual strains of bacteria function and how their interactions with the human host can be exploited to treat particular diseases, from cancer to asthma to conditions of the central nervous system.

The Company is incorporated in England and Wales and its operations are largely undertaken in Europe. The Company’s common stock are listed on the Alternative Investment Market of the London Stock Exchange (“AIM”) as “DDDD”. As of March 22, 2021, the Company’s common stock and warrants are also listed on Nasdaq (“LBPS” and “LBPSW”) through American Depositary Shares (“ADSs”) with each ADS representing 8 shares of common stock.

On March 22, 2021 the Company completed a recapitalization with Longevity Acquisition Corporation (NASDAQ: LOAC) a publicly-traded special purpose acquisition company (“SPAC”). Shareholders of LOAC received ADSs of the Company, and LOAC became a wholly-owned subsidiary of the Company. See Note 4 for further information.

Liquidity and capital resources

Since inception, the Company has incurred net losses and negative cash flows from operations. During the six months ended June 30, 2021, the Company incurred a net loss of $24.9 million and used $20.4 million of cash in operations. As of June 30, 2021, the Company had an accumulated deficit of $173.2 million. Management expects to incur additional operating losses in the future as the Company continues to further develop, seek regulatory approval for and, if approved, commence commercialization of its product candidates.

As of June 30, 2021, the Company’s cash and cash equivalents were $28.6 million. The Company expects that its existing cash and cash equivalents, including the cash received from the credit facility in July 2021 (see Note 15 for further information) will be sufficient to satisfy its working capital needs, capital asset purchases, outstanding commitments and other liquidity requirements associated with our existing operations through the next 12 months following original date of the issuance of these consolidated financial statements. However, as of the date of this Form 6-K/A, we expect that our cash and cash equivalents will be sufficient to fund our operations into Q4 2022, which raises substantial doubt regarding the Company’s ability to continue as a going concern for a period of one year after the date that the financial statements are issued. Certain elements of the Company’s operating plan to alleviate the conditions that raise substantial doubt are outside of the Company’s control and cannot be included in management’s evaluation under the requirements of Accounting Standards Codification (ASC) 205-40, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. Accordingly, the Company has concluded that substantial doubt exists about the Company’s ability to continue as a going concern for a period of at least twelve months from the date of the issuance of these restated condensed consolidated financial statements.

The Company has historically financed its operations primarily through the sale of common stock. The Company intends to raise additional capital through sales of common stock, but there can be no assurance that these funds will be available or that they are readily available at terms acceptable to the Company or in an amount sufficient to enable the Company to continue its development and commercialization of its products or sustain operations in the future.